EXHIBIT 10.55

LICENSE  AGREEMENT
BIO  BALANCE  CORP.  -  NEXGEN  BACTERIUM  INC.
As  of  August  11,  2003

This License is entered into, as of August 11, 2003 (the "Effective Date") between Bio Balance Corp. a Delaware corporation ("Licensor"), and NexGen Bacterium Inc., a Panamanian corporation ("Licensee").

          RECITALS

Contemporaneously with the execution of this Agreement, Licensor entered into an agreement ("Asset Purchase Agreement") with Licensee for the purchase of certain assets ("Assets" or "Technology") as described in the Asset Purchase Agreement and Exhibit A thereto appended.

Licensor has filed, in respect of the Assets, a patent application, a copy of which is hereto appended (the "Patent Application").

NOW  THEREFORE,  the  parties  agree  as  follows:

1.      DEFINITIONS     For  purposes  of  this  Agreement,  the following terms
shall  have  the  meanings  set  forth  below:

"LICENSED PATENTS" shall mean (i) the Patent Application and all patents issuing therefrom; (ii) any international counterparts thereof; (iii) any divisionals, continuations, continuations-in-part (except as provided below), refilings, and extensions of any of the foregoing patents and patent applications; (iv) all substitutions, reissues, renewals, reexaminations, patents of addition, and inventors' certificates thereof, patent term extensions, supplementary protection certificates and exclusivity extensions of the foregoing patents; and (v) all patents issuing from any of the foregoing. "Licensed Patents" shall also include patents and/or patent applications filed or issuing after the Effective Date to the extent of any claims relating to the Licensed Technology.

"LICENSED TECHNOLOGY" shall mean all tangible or intangible know-how, trade secrets, inventions (whether or not patentable), data, clinical and preclinical results, analytical reference materials and all confidential and/or proprietary chemical substances, biological materials, assays, and technical information (collectively, "Technology") developed prior to the Effective Date in connection with novel probiotic bacterial strains of Bacillus subtilis HE and Bacillus licheniformis, including, in particular, ATCC deposited strains PTA-5310 and PTA-5311, pharmaceutical compositions, foodstuff and feedstuff containing same and use thereof in the treatment of diseases and disorders which may benefit from probiotic treatment as well as use thereof as pharmaceutical carriers.

"PRODUCTS" shall mean finished or semi-finished goods, the development, manufacture or use of which relies upon or derives from the Licensed Technology and which would otherwise infringe the Licensed Patents, exclusive of any goods developed, manufactured, sold or commonly used as a treatment for gastro-intestinal diseases or disorders.

2.      LICENSE.


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2.1     GRANT.   For good and valuable consideration the sufficiency and receipt of which are hereby acknowledged by Licensor, Licensor grants to Licensee a worldwide, paid up, exclusive, perpetual, royalty free, non-transferable and non-assignable license to use the Licensed Patents and Licensed Technology in order to make, have made, use, sell, offer for sale, and import the Products (collectively, the "Uses") and for no other use or purpose.

2.2     CONDITIONS  AND LIMITATIONS   The grant of the aforementioned License by
Licensor  to  Licensee  is  subject to the following conditions and limitations:

2.2.1 The Licensed Patents and License Technology, inclusive of any developments, improvements, extensions, new applications, upgrades and modifications thereof, are proprietary to Licensor, and Licensor shall retain all rights, title and interest therein.

2.2.2 Licensee shall have no right to sub-license its rights pursuant to this Agreement.

2.2.3 The terms of Section 9.3 (iii) of the Asset Purchase Agreement notwithstanding, but subject to the terms of Section 2.2.1 above, Licensee shall be entitled to engage in research and development of the Licensed Patents and Licensed Technology, provided, however, that such research or development relates directly to the Uses.

3. DELIVERY. Licensor shall, deliver to Licensee copies of the Patent prosecution history file for the Patent Application, and of all pending and all final issued patents and patent claims contained therein.

4.     REPRESENTATIONS  AND  WARRANTIES

4.1 CORPORATE EXISTENCE AND POWER. As of the Effective Date, each Party represents and warrants to the other that it (a) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, and {b} has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and is contemplated in this Agreement, including, without limitation, the right to grant the licenses granted hereunder.

4.2 AUTHORITY. As of the Effective Date, each Party represents and warrants to the other that it (a) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; and (c) the Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms.

4.3 NO APPROVALS OR CONSENTS. Except as otherwise described in this Agreement, each Party represents and warrants to the other that all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by such Party in connection with entry into this Agreement have been obtained.


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4.3  NO  CONFLICT.  Each  Party  represents  and  warrants to the other that the execution and delivery of the Agreement by such Party and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable law or regulation or any provision of articles of incorporation or bylaws of such Party in any material way, and (b) do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

4.4 IMPLIED WARRANTIES. LICENSOR MAKES NO REPRESENTATION OR WARRANTY AS TO THE LICENSED PATENTS, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND LICENSEE SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED OR STATUTORY WARRANTIES. Without limiting the foregoing, Licensee acknowledges that it has not and is not relying upon any implied warranty of merchantability, fitness for a particular purpose or otherwise, or upon any representation or warranty whatsoever as to the prospects (financial, regulatory or otherwise), or the validity or likelihood of success, of the Products.

5.  CONFIDENTIALITY.

5.1 Except as provided elsewhere in this Agreement, Licensor and Licensee each agree to maintain confidential information in confidence and not use, transfer or disclose such confidential information to a third party without the prior written approval of the other Party, except as is contemplated by this Agreement, or as is required to be disclosed to recover damages for a breach of this Agreement, or as is required to comply with any order of a court or any applicable rule, regulation, or law of any jurisdiction. In the event that a Party is required by judicial or administrative process to disclose confidential information of the other Party (except with respect to disclosures to tax authorities), it shall promptly notify the other Party and allow the other Party a reasonable time to oppose such process. For disclosures to tax authorities, no prior notification to the other Party shall be required. The foregoing obligations shall remain in force until ten (10) years following termination of this Agreement by either Party, except with respect to trade secrets for which such obligations shall continue in perpetuity.

5.2 Both Licensor and Licensee shall protect confidential information by using the same degree of care, but not less than a reasonable degree of care, to prevent the unauthorized disclosure or use of confidential information, as that Party uses to protect its own confidential information of like nature.

5.3 Any provision of this Agreement to the contrary notwithstanding, the parties shall be entitled to disclose confidential information to the extent reasonably necessary for the purposes of this Agreement, to their respective consultants, outside contractors and clinical investigators on the condition that such persons and entities agree to be bound by this Agreement with respect to nondisclosure and/or non-use of such information.

6.  INTELLECTUAL  PROPERTY  MANAGEMENT

6.1 PATENT PROSECUTION AND MAINTENANCE. Licensor shall be responsible for the preparation, filing, prosecution and maintenance of the Licensed Patents including all payment


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obligations and shall on an ongoing basis promptly furnish copies of all related documents  to  Licensee  within  thirty  (30)  days  of  receipt  or deposition.

6.1.1 Licensor shall, subject to the prior approval of Licensee (not to be unreasonably withheld), select registered patent attorneys or patent agents to provide services for preparing, filing, prosecuting and maintaining the Licensed Patents. Licensor shall directly pay such attorneys or agents and provide
Licensee copies of each invoice associated with such services, as well as documentation that such invoices have been paid.

6.1.2 The parties agree to cooperate in connection with the filing, prosecution and maintenance of the Licensed Patents and to take any and all actions necessary to transfer the necessary documents and rights required for, and to do such other things as are from time to time necessary to comply with the requirements of this Section.

6.1.3 Each Party shall promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patents and permit each other to provide comments and suggestions with respect to such activities, which comments and suggestions shall be reasonably considered by the other Party.

6.1.4 Upon receipt of approval to market Product in a country of a Territory, Licensor shall provide assistance to Licensee in obtaining patent extensions, supplementary protection certificates, and the like for the Licensed Patents to the extent the laws of the country provide it. It is understood that Licensee is responsible for promptly notifying Licensor of receipt of Regulatory Approval. Licensee shall provide Licensor with at least sixty (60) days prior written notice before surrendering or abandoning any Licensed Patent in any country of the Territory.

6.1.5 Except with respect to the prosecution of the Patent Application as filed in the United States and the maintenance of the patent issuing therefrom, Licensor may, upon ninety (90) days written notice to Licensee, elect to not to file applications in additional jurisdictions or to surrender its rights under any particular Licensed Patent in any jurisdiction and owe no payment or other obligation under this section for patent-related expenses incurred in that country as to such Licensed Patent as of the effective date of such written notice. To the extent that Licensee desires to file and/or continue maintenance and/or prosecution of such Licensed Patents in such jurisdictions in which Licensor has elected not to file and/or to surrender rights, Licensor shall cooperate fully with Licensee, its attorneys, and agents in assuming such responsibilities and provide Licensee with complete copies of any and all documents or other materials that Licensee deems necessary to undertake such responsibilities.

7.     INFRINGEMENT  AND  MISAPPROPRIATION.

7.1 NOTICE. Each Party shall promptly notify the other in writing of any alleged infringement or misappropriation by third parties of any Licensed Patent or Licensed Technology and provide any information available to that Party relating to such alleged infringement or misappropriation.

7.2 ENFORCEMENT OF LICENSED PATENTS. Licensor shall have the primary right, but not the obligation, to take action in its own name to secure the cessation of any infringement or


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misappropriation or to enter suit against the infringer. Any such action will be at Licensor's expense, employing counsel of its own choosing. If Licensor elects not to exercise its right to prosecute or take other appropriate action in connection with an infringement or misappropriation of the Licensed Patents or fails to take any such action within sixty (60) days of first receiving of such infringement or misappropriation, Licensee may do so at its own expense, controlling such action. In the event of any infringement or misappropriation suit against a third party brought by either Party pursuant to this Section, the Party so proceeding shall pay to the other Party all of its costs and expenses (but not attorney's fees) in connection with such action and such other Party shall join in and reasonably cooperate with respect to such action to the extent necessary to initiate and maintain it (e.g., by providing relevant documents, witnesses and testimony, etc.).

7.3 ALLOCATION OF DAMAGES OR OTHER MONETARY AWARDS. If Licensor brings action, any damages or other monetary awards recovered by Licensor shall be applied proportionately first to defray the unreimbursed costs and expenses (including reasonable attorneys' fees) incurred by either or both Parties in the action. If any balance remains, such balance shall be the property of Licensor. If Licensor fails to bring action and Licensee brings action, any damages or other monetary awards recovered by Licensee shall be applied first to defray the costs and expenses (including reasonable attorneys' fees) incurred in the action by either or both of the Parties. If any balance remains, such balance shall be the property of Licensee.

7.4  SETTLEMENT  PROCEDURES.  In the event that a party bringing suit under this
Section 7 dispose of the matter by way of settlement, consent judgment or other voluntary final disposition, which settlement, judgment or disposition would alter, derogate or diminish such other Party's rights under the Agreement or otherwise materially adversely affect such other Party, such settlement, consent judgment or other voluntary final disposition shall require the consent of the other Party, which consent shall not be unreasonably withheld or delayed.

8. TERMINATION. Either party may terminate this Agreement by Notice, if the other commits a material breach of this Agreement which is not cured within thirty days' following Notice. Any such termination shall end the license rights granted to Licensee under Section 1, provided, however, that Licensee shall be entitled to exhaust existing inventories of Products, including as inventories Products already in production. Upon termination of this Agreement, whether by Licensor or Licensee, Licensee shall cease all use of any biological materials and shall, upon request, return or destroy (at Licensor's option) all biological materials under its control or in its possession within sixty (60) days and provide a written warranty by an Officer of Licensee that the biological materials have been returned or destroyed.

9.     OTHER  MATTERS.
     9.1 NOTICE. "Notice" means notice given as described here. Notice will be given to Licensor at 16 East 34 Street New York, N.Y. 10016 , and to Licensee, at NexGen Bacterium Inc Arango-Orillac Building 2nd Floor , East 54 Street Panama. Each party can change its own Notice address, by Notice. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, facsimile and confirmed in writing or mailed first class, postage prepaid, by registered or

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     certified mail, return receipt requested (mailed notices shall be deemed to have been given three (3) days after mailing; notices sent by facsimile and confirmed in writing shall be deemed given on the date sent).

9.2 SEVERABILITY. Each clause of this agreement is severable. If any clause is ruled void or unenforceable, the balance of the agreement shall nonetheless remain in effect.

9.3 WAIVER; REMEDIES. Any term or provision of this Agreement may be waived at any time by the Party entitled to the benefit thereof by a written instrument executed by such Party. No delay on the part a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of either Party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

9.4 ASSIGNMENT. This agreement may not be assigned by Licensee without the express written consent of Licensor, which consent will not be unreasonably withheld.

9.5 GOVERNING LAW, JURISDICTION. This agreement is governed by the laws of the State of New York. Any action brought between the parties may be brought only in the state or federal courts located in New York, and in no other place unless the parties expressly agree in writing to waive this requirement.

9.6 ATTORNEYS' FEES. The prevailing party in any suit, action, arbitration, or appeal filed or held concerning this agreement shall be entitled to reasonable attorneys' fees.

9.7 REPRESENTATION. This document is the result of negotiations between parties, each of which was represented or had the opportunity to be represented in the transaction, and has had the opportunity to have had the transactional documents reviewed by counsel of its own choice.

9.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior communications, agreements or understandings, written or oral, of the Parties relating thereto.

9.9 ATTACHMENTS. All Exhibits and other attachments to this Agreement are by this reference incorporated herein and made a part of this Agreement.

9.10 AMENDMENT. This Agreement may be modified or amended only by written agreement of the Parties hereto.

9.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument

LICENSOR                                            LICENSEE


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By:  /s/  Paul Stark                By:  /s/ Michel Marechal  Norma  uezo
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Print:  Paul Stark                  Print:  Michel Marechal  Norma Nuezo
-------------------------------     ------------------------------

Title:  Chief Business Officer      Title:  General Attorneys
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Date:   August 18, 2003             Date:  August 11, 2003
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m/LICENSE  AGREEMENT


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